Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officers of American Realty Investors, Inc., a Nevada corporation (the “Company”) hereby certifies that:
(i)The Company’s Annual Report on Form 10-K for the year ended December 31, 2025 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)The information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated: March 12, 2026	By:	/s/ ERIK L. JOHNSON
Erik L. Johnson
President and Chief Executive Officer

/s/ ALLA DZYUBA
Alla Dzyuba
Senior Vice President and Chief Accounting Officer